GOLDMAN SACHS TRUST

Goldman Sachs Domestic Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, Class R Shares and Class IR Shares of

Goldman Sachs Small Cap Value Fund (the “Small Cap Value Fund”)

Supplement dated July 23, 2008 to the
Prospectuses dated December 28, 2007 (the “Prospectuses”)

Effective August 1, 2008, the Small Cap Value Fund will reopen for investment by new investors.

As a result, all references to the Small Cap Value Fund as a Closed Fund in the Shareholder Guide of each Prospectus are hereby deleted.

In addition, the fifth paragraph of the section “HOW TO BUY SHARES — What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Class A, B, C, Institutional and Service Shares Prospectuses, and the second through sixth and eighth paragraphs of the section “What Else Should I Know About Class R and Class IR Share Purchases and Redemptions?” in the Shareholder Guide of the Class R and IR Shares Prospectus are deleted in their entirety.

The following is inserted above the last paragraph of the section “HOW TO BUY SHARES — What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Class A, B, C, Institutional and Service Shares Prospectuses and the last paragraph of the section “What Else Should I Know About Class R and Class IR Share Purchases and Redemptions?” in the Shareholder Guide of the Class R and IR Shares Prospectus:

The Goldman Sachs Small Cap Value Fund is generally open for investment.

•	However, the Small Cap Value Fund is closed for investment by Qualified Defined Contribution and Benefit Plans, which include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans, and certain financial institutions making an initial investment of greater than $75 million.

•	The Small Cap Value Fund is also closed to investors opening new accounts through a mutual fund wrap program.

The Trust and Goldman Sachs reserve the right to close the Small Cap Value Fund at a future date without prior notice.

This Supplement should be retained with your Prospectus for future reference.

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